                                                                   Exhibit 10.38

                               LEASE AMENDMENT # 1

         THIS LEASE AMENDMENT pertains to that certain lease (the "Lease") dated
January 30, 2004 by and between CRT Properties, Inc., a Florida corporation, as landlord ("CRT"), and SendTec, Inc., a Florida Corporation, as Tenant. Pursuant
to that certain Bill of Sale and General Assignment Agreement dated September
27, 2005, DRA CRT Acquisition Corp., as successor by merger to CRT, assigned all of its right, title and interest as landlord under the Lease to DRA CRT St.
Petersburg Center LLC, a Delaware limited liability company ("Landlord").

         NOW THEREFORE, in consideration of the mutual covenants and agreements between the parties, Landlord and Tenant hereby reaffirm and desire to keep in force all currently existing terms and conditions of the Lease except for the following revisions/changes that shall have priority and become effective on
April 1, 2006: "Commencement Date".

     1. COMMENCEMENT: "Commencement Date" shall be the date which is the earlier to occur of (a) the date when Tenant takes possession of the Expansion Space, ad defined below for the conduct of its business, or (b) the date of Substantial
Completion of the Tenant Improvements to the Expansion Space. "Substantial
Completion" shall mean the date on which the Tenant Improvements are substantially completed so that Tenant may use the Expansion Space for its intended purposes notwithstanding that punchlist items or insubstantial details concerning construction, decoration, or mechanical adjustments remain to be performed. Tenant shall, if Landlord so requests, execute a letter confirming the commencement Date and the Expiration Date of the Term.

Landlord shall cause the Commencement Date for the Expansion Space to occur by no later than April 1, 2006 and shall cause the substantial completion of Tenant
Improvements to the existing Premises to occur by no later than April 1, 2006;
subject, however, to delays caused by Tenant, its agents or employees, and circumstances outside the reasonable control of Landlord, including force majeure, and labor and material shortages. If the Commencement Date or completion of any work is not accomplished by such dates through no default of
Landlord, Landlord shall not be in default under the Lease, but the Commencement
Date shall be adjusted day for day until the actual Commencement Date. If the actual Commencement Date is other than April 1, 2006, Landlord and Tenant shall enter into a Lease Amendment memorializing the Commencement Date and expiration of the Lease term.

     2. SQUARE FOOTAGE: The revised Premises Square Footage shall be 19,804
Rentable Feet. (Existing 14,411 Rentable Square Feet, plus Expansion Space of
5,393 Rentable Square Feet). The Expansion Space is shown on the drawing by Lisa
Smaus' plans as described in Section 5.

     3. RENT SCHEDULE: Monthly Rent effective April 1, 2006 shall be:

                                                                              TOTAL MONTHLY
           TERM                         MONTHLY BASE RENT     SALES TAX @7%        RENT
---------------------------------       -----------------     -------------   --------------

April 1, 2006 - February 28, 2007          $ 25,844.22         $ 1,809.10      $ 27,653.32
March 1, 2007 - March 31, 2007             $ 26,293.69         $ 1,840.56      $ 28,134.25
April 1, 2007 - February 28, 2008          $ 26,568.96         $ 1,859.83      $ 28,428.79
March 1, 2008 - March 31, 2008             $ 27,029.68         $ 1,892.08      $ 28,921.76
April 1, 2008 - February 28, 2009          $ 27,314.58         $ 1,912.02      $ 29,226.60
March 1, 2009 - March 31, 2009             $ 27,786.82         $ 1,945.08      $ 29,731.90
April 1, 2009 - February 28, 2010          $ 28,081.70         $ 1,965.72      $ 30,047.42

     4. OPERATING AND EXPENSE COST BASE YEAR: Percentage of occupancy increased now to be 29.88%.

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     5. TENANT IMPROVEMENTS: Landlord at its sole cost and expense, shall provide Tenant Improvements, per the drawings by Lisa Smaus dated December 25,
2005 and July 12, 2005 rev. 2 dated January 3, 2006 attached as Exhibits "B" and
"C".

     6. Paragraph 29B, "Option To Cancel" is deleted in its entirety.

         IN WITNESS WHEREOF, this Amendment has been executed on behalf of
Landlord and Tenant.

Tenant:  SendTec, Inc., a Florida corporation                 Landlord:  DRA CRT TRS Corp., a Delaware
                                                              corporation, its sole member

By:  /s/ Donald Gould, Jr.                  (SEAL)            By: /s/                                     (SEAL)
     ----------------------------------------                     -----------------------------------------
(Print Name)     Donald Gould, Jr.                            Name
                 -------------------------------------
Title   CFO                                                   Title   Vice President
        ----------------------------------------------

Date:           1/12/06                                       Date:          1/27/05
       -----------------------------------------------              ------------------------------------------------

Signed in the presence of:                                    Signed in the presence of:

(1)  /s/ Paul Soltoff, CEO STAC                               (1) /s/
     -------------------------------------------------            --------------------------------------------------
(Print Name)    Paul Soltoff                                  (Print Name)
                --------------------------------------                       ---------------------------------------

(2)  /s/ Danielle Caianiello                                  (2) /s/
     -------------------------------------------------            --------------------------------------------------
(Print Name)    Danielle Caianiello                           (Print Name)
                --------------------------------------                       ---------------------------------------
As to Tenant                                                  As to Landlord

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